UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                          IMAGE SENSING SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                          IMAGE SENSING SYSTEMS, INC.



                              ------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 17, 2001
                              ------------------
TO THE SHAREHOLDERS OF IMAGE SENSING SYSTEMS, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Image Sensing Systems, Inc. will be held at 3:30 p.m. on Thursday, May 17, 2001, at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, for the following purposes:

     1.   To elect six directors to serve on the Board of Directors.

     2.   To ratify and approve an amendment to the Articles of Incorporation to
          (a) increase the number of authorized common shares by 15,000,000 shares, from 5,000,000 to 20,000,000 shares; and (b) increase the number of authorized preferred shares by 3,000,000 shares, from 2,000,000 to 5,000,000 shares.

     3. To ratify and approve an amendment to the Company's 1995 Long-Term Incentive and Stock Option Plan to increase the number of shares authorized for issuance under the Plan by 420,000 shares, from 480,000 to 900,000 shares.

     4.   To ratify and approve options granted to certain non-employee
          Directors.

     5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 10, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy card. We request that you sign and return your proxy card whether or not you intend to be at the meeting.

                                        By Order of the Board of Directors,


                                        /s/ James Murdakes
                                        James Murdakes
                                        SECRETARY

Dated: April 19, 2001

SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          IMAGE SENSING SYSTEMS, INC.


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 17, 2001

                              ------------------


     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Image Sensing Systems, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at 3:30 p.m. on May 17, 2001 at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about April 19, 2001, along with the Company's 2000 Annual Report to Shareholders. The Company will pay all expenses in connection with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

     Only shareholders of record at the close of business on April 10, 2001 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On April 10, 2001, there were 3,146,377 shares of common stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted.


     The affirmative vote of the majority of shares represented at the meeting, in person or by proxy, is required for the election of each nominee and for the adoption of each other proposal. The Board of Directors recommends a vote FOR each nominee and FOR each other proposal. Shares represented by a proxy will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement and FOR any other proposals set forth in this Proxy Statement. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters (a broker "non-vote"), those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. A shareholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting by giving written notice of revocation to Jeffrey
F. Martin, Chief Financial Officer of the Company, by submitting a later-dated proxy or by voting in person at the meeting.

     The Company's principal executive offices are located at 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of April 2, 2001 by: (a) each person or entity known by the Company to own beneficially more than five percent of our common stock; (b) each director and nominee for election as director of the Company; (c) each of our executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation" below; and (d) all of our directors and executive officers as a group. The address of each director and executive officer named below is the same as that of the Company.



                                                                           PERCENT OF
                                                     COMMON STOCK         COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIALLY OWNED(1)   OUTSTANDING(1)
---------------------------------------------   ---------------------   ---------------
       Betty P. Papapanou                               737,368(2)            23.0%
       2483 Albert St N
       Roseville MN 55113-3110
       Brown Brothers Harriman & Co.                    327,600               10.4%
       59 Wall Street
       New York NY 10005
       Panos G. Michalopoulos                         1,450,860(3)            44.5%
       Richard P. Braun                                 134,134(4)             4.2%
       Richard C. Magnuson                              101,405(5)             2.9%
       William L. Russell                                78,600(6)             2.4%
       James Murdakes                                    55,126(7)             1.7%
       C. (Dino) Xykis                                   30,000(8)               *
       Jeffrey F. Martin                                  7,500(9)               *
       All Directors and Executive Officers           1,857,625(10)           53.7%
       (7 persons)


------------------
 *  Less than 1%.


(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 2, 2001 ("Currently Exercisable Options") are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


(2) Includes 57,000 shares issuable pursuant to Currently Exercisable Options. In accordance with an agreement between Ms. Papapanou and Dr.
    Michalopoulos, Dr. Michalopoulos has sole voting power as to 655,291 of the shares of common stock and 57,000 of the shares issuable pursuant to Currently Exercisable Options held by Ms. Papapanou.

(3) Includes (a) 655,291 shares and 57,000 shares issuable pursuant to Currently Exercisable Options held by Ms. Papapanou, as to all of which Dr. Michalopoulos has sole voting power in accordance with an agreement between Ms. Papapanou and Dr. Michalopoulos; (b) 360 shares held by Dr. Michalopoulos' son, as to which Dr. Michalopoulos disclaims beneficial ownership; and (c) 57,000 shares issuable pursuant to Currently Exercisable Options held by Dr. Michalopoulos.

(4) Includes (a) 78,000 shares held indirectly through a trust of which Mr. Braun is a trustee and as to which shares Mr. Braun has shared voting and investment power; and (b) 30,000 shares issuable pursuant to Currently Exercisable Options. Of the 30,000 shares issuable pursuant to Currently Exercisable Options, all of such option shares are subject to ratification by the Company's shareholders, as described in Proposal 4 of this Proxy Statement.

 (5) Includes (a) 39,852 shares held by Operating Management, Inc., a corporation controlled by Mr. Magnuson; and (b) 6,000 shares issuable pursuant to Currently Exercisable Options. Of the 6,000 shares issuable pursuant to Currently Exercisable Options, all such option shares are subject to ratification by the Company's shareholders, as described in Proposal 4 of this Proxy Statement.


 (6) Includes 78,000 shares issuable pursuant to Currently Exercisable Options, subject to shareholder approval of an increase in the number of shares authorized for issuance under the 1995 Long-Term Incentive and Stock Option Plan, as set forth in Proposal 3.


 (7) Includes 45,600 shares issuable pursuant to Currently Exercisable Options. Of the 45,600 shares issuable pursuant to Currently Exercisable Options, 30,000 of such option shares are subject to ratification by the Company's shareholders, as described in Proposal 4 of this Proxy Statement.


 (8) Includes 30,000 shares issuable pursuant to Currently Exercisable Options. All such option shares are subject to ratification by the Company's shareholders, as described in Proposal 4 of this Proxy Statement.


 (9) Includes 7,500 shares issuable pursuant to Currently Exercisable Options.

(10) Includes 311,100 shares issuable pursuant to Currently Exercisable Options. Of such option shares, 66,000 are subject to ratification by the Company's shareholders, as described in Proposal 4 of this Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and greater-than-10% beneficial owners of the Company's common stock, the Company believes that all of our executive officers, directors and greater-than-10% shareholders complied with all Section 16(a) filing requirements applicable to them, except for Dr. Michalopoulos, who filed a late Form 5, and Betty P. Papapanou, who failed to file a Form 3.

                         ITEM I. ELECTION OF DIRECTORS


     The business and affairs of the Company are managed under the direction of its Board of Directors, which is presently comprised of six members. Each director of the Company is elected until the next annual meeting of shareholders and until the director's successor has been elected and shall qualify to serve as a director. The Board of Directors recommends that shareholders elect the nominees named below as directors of the Company for the ensuing year and until their successors are elected and shall have qualified. Unless otherwise indicated thereon, the persons named on the enclosed proxy card intend to vote FOR the election of the six nominees listed below. All of the nominees presently are members of the Board of Directors. If for any reason any nominee shall be unavailable for election to the Board of Directors, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

     Information regarding the nominees for election to the Board of Directors of the Company is set forth below.


NAME                                 AGE                 POSITION
---------------------------------   -----   ---------------------------------
  William L. Russell                52      Chairman of the Board, President
                                            and Chief Executive Officer
  Richard P. Braun#                 75      Director
  Richard C. Magnuson*              59      Director
  Panos G. Michalopoulos            52      Director
  James Murdakes#*                  68      Director and Secretary
  C. (Dino) Xykis#                  42      Director

------------------
*Denotes a member of the audit committee.

# Denotes a member of the compensation and stock option committee.

     WILLIAM L. RUSSELL has been the President and Chief Executive Officer and a director of the Company since June 1998. He became Chairman of the Board on January 1, 2000. Mr. Russell served as President of Peek Traffic USA from 1993 until joining the Company in 1998. Before becoming President of Peek Traffic USA, Mr. Russell was General Manager of Peek Traffic Sarasota (1992), Vice-President for Marketing and Product Development of Econolite Control Products Inc. (1991), and General Manager of Detector Systems, Inc. (1987 to
1991). Mr. Russell has over 31 years of traffic and transportation industry experience and has held various senior management positions in this industry since 1987.

     RICHARD P. BRAUN has been a director of the Company since March 1994. Mr. Braun was the Director of the Center for Transportation Studies at the University of Minnesota from 1987 to 1994. From September 1993 to February 1995, Mr. Braun also served as Chairman of the Metropolitan Airports Commission. Prior to 1987, Mr. Braun was Commissioner of Transportation for the State of Minnesota for eight years. Mr. Braun has retired from full-time employment.

     RICHARD C. MAGNUSON has been a director of the Company since September 1990. Mr. Magnuson has been President and Chief Executive Officer of BioMedix, Inc. since July 1997, and from 1995 to 1997 he operated his own management consulting firm, Operations Management, Inc. Prior to 1995, Mr. Magnuson served as the President and Chief Executive Officer of the Company from June 1991 to January 1995 and as Vice President and Secretary from January 1995 until September 1995. From 1988 to 1990, Mr. Magnuson worked with the Company as a private consultant.

     PANOS G. MICHALOPOULOS has been a director of the Company since its inception and was Chairman of the Board from the Company's inception through 1999. He also previously served as the Company's Chief Scientific Advisor from 1995 through 2000. Since 1977, Dr. Michalopoulos has been a professor in the Department of Civil Engineering at the University of Minnesota. Dr. Michalopoulos has over 27 years of research, teaching, and consulting experience in traffic engineering operations and control. He has taught at several universities, consulted with many firms in the United States and abroad in the area of traffic control, and has worked as a traffic engineer.

     JAMES MURDAKES has been a director of the Company since March 1994. Mr. Murdakes served as President and Chief Executive Officer of LSC, Inc., a Minneapolis-based systems integrator for computer network storage servers, from 1993 through 1996 and was Chairman of the Board of Directors and a management consultant to LSC in 1997. Mr. Murdakes has retired from full-time employment.


     C. (DINO) XYKIS has been a director of the Company since May 1996. Dr. Xykis has been Manager of Automatic Transfer Switches for Cummings Power Generation, a division of Cummings Engine Company, since 1998 and since 1989 has held various engineering and product development positions with Cummings Engine Company. Dr. Xykis was initially nominated to the Board of Directors by Equity Securities Trading Co., Inc., the underwriter for the Company's 1995 public offering. Mr. Xykis' service on the Board of Directors for fiscal 2000 and his current nomination are not subject to any such arrangement.

     In addition to the executive officers listed above who are nominees for election to the Board of Directors, the other executive officer of the Company and his biographical information is as follows:

     JEFFREY F. MARTIN, age 45, has been the Company's Chief Financial Officer and Treasurer since December 1999. From 1998 through 1999, Mr. Martin was the Chief Financial Officer, Secretary and a director of Tech Squared Inc. From 1996 through 1998 he was the Chief Financial Officer of Utiligent, LLC, an Andersen Consulting Enterprise subsidiary. Mr. Martin has an MBA in Finance.


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES
     During the fiscal year ended December 31, 2000, the Board of Directors met six times. Each of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

     The Board of Directors has an audit committee and a compensation and stock option committee. The current membership of these committees is indicated in the foregoing section. The Board of Directors has no standing nominating committee.

     The audit committee makes recommendations as to the selection of independent auditors and their compensation and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. During fiscal 2000, the audit committee held six meetings. See "Report of the Audit Committee."

     The compensation and stock option committee reviews and recommends to the Board of Directors the compensation guidelines and stock option grants for executive officers and other key personnel. During fiscal 2000, the compensation and stock option committee held three meetings.

COMPENSATION OF DIRECTORS
     Directors who are employees of the Company do not receive any compensation from the Company for attending meetings of the Board of Directors. During 2000, each non-employee director of the Company received a total retainer of $10,000, with $4,000 payable after the annual shareholder's meeting in May 2000 and $500 payable each month of 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
     The following table sets forth cash and noncash compensation awarded to or earned in the last three fiscal years by the Company's Chief Executive Officer and each other executive officer who earned salary and bonus paid by the Company in the fiscal year ended December 31, 2000 exceeded $100,000.


                                                ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                            ----------------------------   -----------------------
                                                                            SECURITIES UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR      SALARY ($)      BONUS ($)         OPTIONS(1) (#)        COMPENSATION ($)
--------------------------------   ------   --------------   -----------   -----------------------   -----------------
William L. Russell                 2000        152,694              --             135,000                     --
 Chairman of the Board,            1999        144,585          26,250                  --               $  2,165(2)
 President and Chief Executive     1998         77,989          32,275             100,000                     --
 Officer
Jeffrey F. Martin                  2000        106,380              --                  --                     --
 Chief Financial Officer           1999          2,827(3)           --              30,000                     --
                                   1998             --              --                  --                     --

------------------
(1) The options granted were granted under the Company's 1995 Long-Term Incentive and Stock Option Plan. The 2000 option grant to Mr. Russell is subject to shareholder approval of Proposal 3 set forth in this Proxy Statement.

(2) Represents the Company's contributions (excluding employee earnings reduction contributions) pursuant to the Company's 401(k) plan.

(3) Mr. Martin commenced employment with the Company on December 21, 1999. On an annualized basis, his salary for 1999 would have been $105,000.

STOCK OPTIONS

     The following tables provide information concerning option grants and exercises during fiscal 2000 to or by the executive officers named in the Summary Compensation Table above.


                           NUMBER OF        % OF TOTAL
                          SECURITIES          OPTIONS        EXERCISE
                          UNDERLYING        GRANTED TO       OR BASE
                            OPTIONS        EMPLOYEES IN       PRICE       EXPIRATION          GRANT DATE
NAME                      GRANTED (#)       FISCAL YEAR     ($/SHARE)        DATE        PRESENT VALUE ($)(1)
--------------------   ----------------   --------------   -----------   ------------   ---------------------
William L. Russell          135,000(2)         96%           $ 6.875       6/12/10                 0
Jeffrey F. Martin                --            --                 --            --                --

------------------
(1) Because the exercise price of the options exceeds the current fair market value of the Company's common stock, the grant date present value of the options is zero.

(2) Mr. Russell's option grant is subject to shareholder approval of Proposal 3 set forth in this Proxy Statement. If approved, the options will become exercisable as follows: 15,000 of option shares will become exercisable on June 12, 2001; 20,000 of option shares will become exercisable on June 12 , 2002 & 2003; and 25,000 of option shares will become exercisable on June 12, 2004 & 2005; and 30,000 option shares will become exercisable on June 12, 2006.

                AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                    VALUE OF OPTIONS AT END OF FISCAL 2000



                                                            NUMBER OF SECURITES       VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                                            OPTIONS AT 12/31/00             12/31/00
                                                         ------------------------   ------------------------
                         SHARES ACQUIRED       VALUE           EXERCISABLE/               EXERCISABLE/
NAME                    ON EXERCISES (#)     REALIZED          UNEXERCISABLE              UNEXERCISABLE
--------------------   ------------------   ----------   ------------------------   ------------------------
William L. Russell           10,000          $46,315          78,000/30,000             $115,440/$44,400
Jeffrey F. Martin                --               --           7,500/22,500             $  6,795/$20,385

------------------
(1) Value based on the difference between the closing price of the Company's Common Stock as reported by the Nasdaq Small Cap Market on December 31, 2000 and the option exercise price per share multiplied by the number of shares subject to the option.

EMPLOYMENT AGREEMENTS

     Mr. Russell entered into an employment agreement with the Company in June 2000 to serve as President and Chief Executive Officer. The agreement provides for a term of employment of six years, after which time the agreement may be terminated by either party upon 12 months' notice. Under the agreement, Mr. Russell's base salary will be $157,500, subject to annual reevaluation. Effective for fiscal year 2000, Mr. Russell is eligible for incentive compensation upon achieving performance objectives established annually by Mr. Russell and the Board of Directors. If the Company terminates Mr. Russell other than for Good Cause (as defined in the agreement) or if Mr. Russell is terminated as a result of the sale, acquisition or merger of the Company, Mr. Russell will be entitled to severance equal to 12 months' salary (plus benefits if termination is other than for Good Cause). Mr. Russell has agreed that during and for one year following termination of his employment with the Company he will not directly or indirectly engage in any business activity that is competitive with any business of the Company or any business that is engaged in the development or production of products intended to compete with the Company, and that he will not solicit or assist anyone else in the solicitation of any of the Company's then-current employees or solicit any of the Company's then-current customers.


     Mr. Martin entered into an employment agreement with the Company in December 1999 to serve as Chief Financial Officer of the Company. The term of the agreement is indefinite. The agreement may be terminated by either party for any reason or no reason upon 90 days' notice, except that the Company may terminate the agreement at any time without notice for Good Cause (as defined in the agreement). Under the terms of his employment agreement, Mr. Martin is entitled to receive an annual base salary of $110,250, subject to reevaluation from time to time, and is eligible for incentive compensation subject to his achievement of performance objectives established annually by Mr. Martin and the Board of Directors. In accordance with his employment agreement, upon commencement of his employment, Mr. Martin received an option to purchase 25,000 shares of common stock of the Company. The option vests in four equal, annual installments on the anniversary date of the employment agreement. If the Company terminates Mr. Martin at any time after Mr. Martin's first year of employment other than for Good Cause, the Company will pay Mr. Martin severance equal to three months' salary and benefits. If Mr. Martin is terminated as a result of the sale, acquisition or merger of the Company, he will be entitled to severance equal to his salary for the term of one year from his termination date or until Mr. Martin obtains new employment, whichever is earlier. Mr. Martin has agreed that during and for one year following termination of his employment with the Company he will not directly or indirectly engage in any business activity that is competitive with any business of the Company or any business that is engaged in the development or production of products intended to compete with the Company, and that he will not solicit or assist anyone else in the solicitation of any of the Company's then-current employees or solicit any of the Company's then-current customers.



OTHER AGREEMENTS

     Effective January 1, 2000, the Company and Dr. Michalopoulos entered into a consulting agreement pursuant to which Dr. Michalopoulos acted as the Company's Technical and Scientific Advisor at the request and under the direction of the President and Chief Executive Officer of the Company. The agreement had an initial term of one year and was terminated on December 31, 2000. Under the agreement, either party could terminate the agreement at any time by giving 45 days' notice. Dr. Michalopoulos's compensation for any activities requested of him under the agreement was paid at the rate of $125.00 per hour. In accordance with the agreement, from the effective date of the agreement and for a period of one year after the termination of the agreement Dr. Michalopoulos may not, in any manner, directly or indirectly, compete with the Company in the field of image processing anywhere in the United States, Canada, Asia or the European Union.


                                   PROPOSAL 2

              APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     The Company's Articles of Incorporation currently authorize the issuance of 5,000,000 shares of common stock, $.01 par value per share, and 2,000,000 shares of preferred stock, par value $.01 per share. In March 2001, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company by 15,000,000 shares to 20,000,000 shares, and the authorized preferred stock by 3,000,000 shares to 5,000,000 shares.

CURRENTLY AUTHORIZED SHARES

     As of April 2, 2001, 3,146,377 shares of common stock were issued and outstanding and options had been granted to purchase an additional 579,200 shares. Consequently, only 1,274,423 shares of common stock remain available. No shares of preferred stock have been issued or are outstanding and, consequently, 2,000,000 shares of preferred stock remain available.


PROPOSED AMENDMENT
     The form of the amendment is as follows:

     "Section 1 of Article 3 of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

     1. AUTHORIZED SHARES. The total number of shares of capital stock which the corporation is authorized to issue shall be 25,000,000 shares, consisting of 20,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.01 per share

("Preferred Stock"). All shares of Common Stock of the Company outstanding as of the date of filing of these Restated Articles of Incorporation shall have a par value of $.01 per share."

     If the proposed amendment is adopted, it will become effective upon filing of Articles of Amendment to the Company's Articles of Incorporation with the Secretary of State of Minnesota.

PURPOSE OF AMENDMENT

     The Board of Directors believes that the availability of additional authorized capital stock will provide the Company with flexibility to issue capital stock for a variety of corporate purposes, including but not limited to equity financings, convertible security financings, acquisitions effected through the use of stock, and the grant of options and other stock-based compensation to employees (including the proposed increase in authorized shares under the 1995 Long-Term Incentive and Stock Option Plan, as described in Proposal 3). The Board of Directors believes that the proposed increase in the number of authorized shares is necessary and appropriate to provide the Company with the flexibility to accomplish these and other business and financial objectives in the future without incurring the expense of a special shareholder meeting or delaying such activities until the next annual meeting, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any stock exchange or national securities association trading system on which the Company's securities then may be listed.


     Other than as permitted or required by the Company's employee benefit plans and under outstanding options, the Company currently does not have any plans, commitments, agreements or undertakings to issue any additional shares of capital stock for any purposes.

POSSIBLE EFFECTS OF PROPOSED AMENDMENT

     If Proposal 2 is approved by the shareholders, the Board of Directors will have the ability to authorize the issuance of the additional shares and to determine the terms of such issuance in its sole discretion without obtaining shareholder approval, except where shareholder approval is required by the rules of any stock exchange or national securities association trading system or by state law. The Company's shareholders have no preemptive rights to purchase any additional shares of the capital stock that may be issued. Consequently, all or any of the authorized shares may be issued without first offering those shares to existing shareholders for subscription. The issuance of shares of common stock otherwise than on a pro rata basis to all shareholders would reduce the proportionate voting power of each existing shareholder. In addition, the issuance of preferred stock with voting, conversion or redemption rights may adversely affect the voting power of the holders of common stock and the market price of the common stock. It is not possible to predict in advance whether the issuance of additional shares would have a dilutive effect on earnings per share or on the trading price of the common stock, as such effects would depend on the specific circumstances of particular transactions.


     In addition, an increase in the number of shares of capital stock authorized for future issuance may discourage or make more difficult a change in control of the Company. Additional shares could be used to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of persons seeking to take over or gain control of the Company, whether or not the change of control is favored by a majority of unaffiliated shareholders. For example, shares could be privately placed with purchasers who side with the Board of Directors in opposing a hostile takeover bid. The availability to the Company of these defensive strategies could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's shareholders to realize a higher price for their shares than the price available in the public markets. The Company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, but the Board could use the additional shares to discourage an attempt to acquire control of the Company.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy and entitled to vote on this item at the annual meeting. Proxies will be voted in favor of Proposal 2 unless otherwise specified.

                                   PROPOSAL 3

                  INCREASE OF SHARES AUTHORIZED UNDER THE 1995
                   LONG-TERM INCENTIVE AND STOCK OPTION PLAN

     On March 15, 2001, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Long-Term Incentive and Stock Option Plan (the "Plan") to increase the number of shares of common stock authorized for issuance under the Plan by 420,000 shares, from 480,000 shares to 900,000 shares.

     The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, directors and other advisors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such persons an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning their interests with those of the Company's shareholders. The Plan authorizes the grant of stock options and several other types of stock-based awards.


     As of April 2, 2001, options to purchase 516,660 shares of common stock were outstanding under the Plan, with grants in excess of the authorized 480,000 shares subject to shareholder approval of this Proposal 3. If Proposal 3 is not approved by the shareholders at the annual meeting, all excess option grants will be null and void. However, for option holders who are not officers or directors of the Company, the Board of Directors may replace such void option grants with other non-Plan options or stock-based awards.

     In 2000, Mr. Russell, the Company's Chairman of the Board, President and Chief Executive Officer, was granted options to purchase 135,000 shares pursuant to the Plan. This grant exceeded the number of shares then authorized for issuance under the Plan. The grant of options to purchase shares in excess of those available under the Plan was made subject to shareholder approval of this Proposal 3. These options currently have no value, due to the fact that the option exercise price exceeds the current fair market value of the Company's common stock. No other benefits that would result from the proposed amendment to the Plan to the named executive officers of the Company currently are determinable.


     The Board of Directors believes that stock options are an important element in attracting and retaining highly skilled and qualified employees and officers and are highly effective in aligning the interests of management with those of the shareholders. Therefore, the Board of Directors believes that it is desirable to amend the Plan to authorize additional shares of common stock in order to ratify the excess option grants described above and to provide for future option grants to employees, officers, directors and others providing services to the Company.

SUMMARY OF THE PLAN
     The following summary describes certain significant terms of the Plan. The full text of the Plan is set forth as Appendix A to this Proxy Statement. Because the summary does not cover all of the provisions of the Plan, you are encouraged to read the attached copy of the Plan.

     ELIGIBILITY. Full and part-time employees, members of the Board of Directors, consultants and independent contractors providing valuable services to the Company or any eligible affiliate of the Company are eligible to receive awards under the Plan. As of April 2, 2001, approximately 31 persons were eligible to participate in the Plan.


     PLAN ADMINISTRATION. The Plan is administered by the Board of Directors or a committee thereof. In this summary of the Plan, references to the Board of Directors shall be deemed to include the committee. The Board of Directors has the authority to establish rules for the administration of the Plan, to select the individuals to whom awards are granted, to determine the types of awards to be granted and the number of shares of common stock covered by the awards, and to set the vesting and other terms and conditions of awards. The Board of Directors has the authority to determine whether the payment of any amounts received under any award may be deferred for federal income tax purposes.


     TYPES AND TERMS OF AWARDS. The Plan will permit the granting of (a) stock options, including "incentive" options intended to qualify for favorable tax treatment under Section 422 of the Internal

Revenue Code of 1986, as amended (the "Code"), and "non-qualified options" that do not meet such requirements, (b) stock appreciation rights, or "SARs," (c) restricted stock, (d) performance awards and (e) other stock-based awards, as defined in the Plan. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Board of Directors or required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of common stock, cash or any combination thereof, as the Board determines. Incentive stock options may be granted to any full-time or part-time employee of the Company or any of its present and future subsidiary corporations. Non-qualified options, SARs, restricted stock and performance awards may be granted to both employees and non-employees who provide services to the Company (including directors and consultants).


     Incentive stock options may not exceed 10 years in duration and must be granted at a price not less than 100% of the fair market value of the Company's common stock on the day the option is granted, except that incentive stock options granted to persons owning 10% or more of the Company's stock may not exceed five years and must be granted at an option price at least 110% of fair market value. The term of non-qualified options and awards granted under the Plan may not exceed 15 years from the date of grant. The price for non-qualified options and other awards may be more or less than the fair market value of the common stock on the date of grant or award. For purposes of the Plan, the fair market value of the common stock will be the mean of the closing bid and asked prices of the common stock as reported in the over-the-counter market on the business day immediately preceding the date for which such fair market value is being determined. On April 2, 2001, the fair market value of the common stock as reported on the Nasdaq Small Cap market based on the closing bid and asked prices of the common stock was $3.00. The aggregate fair market value (determined as of the time the option is granted) of stock covered by all incentive stock options that are first exercisable by an individual during any calendar year may not exceed $100,000.


     STOCK OPTIONS. The Board may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. Options may not be transferred by the optionee except by will or the laws of descent and distribution. The agreements relating to options will contain restrictions on when an optionee may exercise options following termination of employment with the Company or a subsidiary.

     SARS. SARs confer on the holder a right to receive, upon exercise, the excess of (a) the fair market value of each share subject to the SAR on the date of exercise over (b) the grant price of the right as specified by the Board, which price will be no less than the fair market value of a share of common stock on the date of grant of the SAR (or, if the Board so determines, in the case of any SAR granted in substitution for another award, on the date of grant of such other award).

     RESTRICTED STOCK. The holder of restricted stock may have all of the rights of the Company's shareholders (including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect to the stock), or these rights may be restricted. The Board may establish performance, continued employment, vesting or other conditions that must be satisfied in order for the restrictions to lapse and may at its discretion waive any restrictions applicable to all or any portion of the shares subject to an outstanding restricted stock award.

     PERFORMANCE AWARDS. Performance awards will provide their holders the right to receive payments, in whole or in part, upon the achievement of specified performance goals during specified performance periods, both as established by the Board. A performance award granted under the Plan may be denominated or payable in cash, shares of common stock or restricted stock.

     OTHER STOCK-BASED AWARDS. The Board is also authorized to grant other stock-based awards. The Plan provides that the Board will establish the terms and conditions of such awards.

     TRANSFERABILITY. Awards granted under the Plan are not transferable by recipients otherwise than by will or by the laws of descent and distribution.

     TERM OF PLAN. The Plan will expire on February 27, 2005, unless terminated earlier by the Board of Directors. No option may be granted after termination of the Plan, but termination of the Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any option previously granted.

FEDERAL INCOME TAX MATTERS
     The following is a summary of the principal federal tax consequences generally applicable to awards under the Plan.

     OPTIONS AND SARS. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an incentive stock option is exercised.

     Upon exercising a non-qualified stock option, the optionholder must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and are deductible by the Company.

     The tax consequence to an optionholder upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option. However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

     OTHER AWARDS. For other awards granted under the Plan that are payable in cash or shares of common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of common stock by the holder of the award. In this case, the Company will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

     For an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of common stock by the holder. In this case, the Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount is deductible.

     SPECIAL RULES. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period. In addition, each holder of an award should consult his or her own tax advisor regarding his or her tax liability upon a change of control of the Company.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy and entitled to vote on this item at the annual meeting. Proxies will be voted in favor of Proposal 3 unless otherwise specified.

                                   PROPOSAL 4

                             RATIFICATION OF OPTIONS


     With some exceptions, the rules of the Nasdaq Stock Market, Inc. require shareholder approval of plans or arrangements whereby officers and directors may receive stock. In August 1996, April 1998, December 1998 and May 2000, the Company granted options to five of the Company's directors to reward them for past service. These options were granted outside of the 1995 Long-Term Incentive and Stock Option Plan. The Board of Directors is submitting these options for ratification by the shareholders in order to comply with the Nasdaq rules. If any of these option grants is not approved, the option will be cancelled and the shares underlying the option will return to the available capital stock of the Company.


     The options proposed for ratification are as follows:



OPTIONEE                 NUMBER OF SHARES     EXERCISE PRICE     CURRENT VALUE(1)
---------------------   ------------------   ----------------   -----------------
James Murdakes                36,000(2)          $  2.396            $21,744
                               9,600(3)             2.917                797
                               6,000(3)             3.958                -0-
Richard P. Braun              36,000(2)             9.600             21,744
Richard C. Magnuson           36,000(2)             2.396             21,744
C. (Dino) Xykis               36,000(2)             2.396             21,744
Panos Michalopoulos            6,000(2)             7.50                 -0-

------------------
(1) The current value of each option is calculated by subtracting the exercise price from the closing sale price of the Company's common stock on April 2, 2001 ($3.00). If the exercise price of the option exceeds the closing sale price of the common stock, the current value of the option is zero.

(2) Each option has a 10-year term. The exercise price of each option is equal to the fair market value of the Company's common stock as of the date of grant of the option. Each option to purchase 36,000 shares was granted in December 1998 and becomes exercisable in installments, with 18,000 option shares exercisable as of the date of grant (December 8, 1998), and an additional 6,000 option shares exercisable on each of May 11, 1999, 2000 and 2001. This vesting schedule is subject to acceleration in the event of a change in control of the Company. The option granted to Mr. Michalopoulos was granted in May 2000 and will become exercisable in full one year following the date of grant.

(3) These options initially were part of option grants made by the Company to Mr. Michalopoulos in March 1995. Mr. Michalopoulos relinquished these options in order to facilitate the grant of options to Mr. Murdakes. Each option has a five-year term. The exercise price of each option is equal to the fair market value of the Company's common stock at the time the options were granted to Mr. Murdakes. The option to purchase 9,600 shares was granted to Mr. Murdakes in August 1996, and the option to purchase 6,000 shares was granted to Mr. Murdakes in April 1998. The options were fully exercisable upon grant to Mr. Murdakes.


    All of the options are "non-qualified" options for federal tax purposes. The tax consequences resulting from the grant and exercise of the options are discussed under Proposal 3 of this Proxy Statement in connection with the proposal to increase the number of shares available under the 1995 Long-Term Incentive and Stock Option Plan.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4. Proposal 4 requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy and entitled to vote on this item at the annual meeting. Proxies will be voted in favor of Proposal 4 unless otherwise specified.

                              INDEPENDENT AUDITORS

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the Company's Board of Directors is composed of the following nonemployee directors: Mr. Magnuson and Mr. Murdakes. Both of the members of the audit committee are independent for purposes of the Nasdaq listing requirements. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix B. The committee held six meetings during fiscal 2000.


     The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors and recommends to the Board of Directors the appointment of the Company's independent accountants. Management has the primary responsibility for the financial reporting process, including the Company's system of internal controls. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The committee discusses with the Company's internal and independent auditors the overall scope and plans for their respective audits and meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In fulfilling its oversight responsibilities, the audit committee has met and held discussions with management and the independent auditors. The audit committee reviewed the financial statements with management and the independent auditors, including a discussion of the application of generally accepted accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee also has discussed with the independent auditors the auditors' independence from management and matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), and the audit committee received from the independent auditors the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission. The committee and the Board have also recommended the selection of the Company's independent auditors.

                                        Richard C. Magnuson, Chair
                                        James Murdakes

AUDIT FEES
     Audit fees billed or expected to be billed to the Company by Ernst & Young LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for reviews of the Company's quarterly reports on Form 10-QSB for the last fiscal year totaled $48,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the last fiscal year.

ALL OTHER FEES
     Fees billed or expected to be billed to the Company by Ernst & Young LLP for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $7,250.

APPOINTMENT OF AUDITORS
     Ernst & Young LLP audited the financial statements for the Company for the year ended December 31, 2000. The Board of Directors intends to reappoint Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001. A representative of Ernst & Young LLP is expected to be present at the 2001 Annual Meeting. The representative will have an opportunity to make a statement at the meeting and will be available to respond to appropriate questions from shareholders.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal by a shareholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104, not later than December 20, 2001. In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by management for the next annual meeting may grant management the authority to vote in its discretion on any proposal submitted by a shareholder otherwise than through inclusion in the proxy statement for the meeting, unless the Company has received notice of the shareholder proposal on or before March 5, 2002.

                                  OTHER MATTERS

     The Company is including with this Proxy Statement its Annual Report to Shareholders for the year ended December 31, 2000, which includes an audited balance sheet as of that date and the related statements of operations, cash flows and shareholders' equity for the year then ended, as well as other financial information relating to the Company, including Management's Discussion and Analysis of Financial Condition and Results of Operations. Shareholders may receive, without charge, a copy of the Company's Annual Report on Form 10-KSB for fiscal 2000 as filed with the Securities and Exchange Commission by writing to Image Sensing Systems, Inc., 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104, Attention: Chief Financial Officer.

     The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting.

     However, if any other matters are properly brought before the meeting, one or more persons named in the enclosed proxy card or their substitutes will vote in accordance with their best judgment on such matters.

                                        By Order of the Board of Directors,


                                        /s/ James Murdakes
                                        James Murdakes
                                        SECRETARY

Dated: April 19, 2001

                                                                     APPENDIX A



                          IMAGE SENSING SYSTEMS, INC.

                1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN
                   AMENDED AND RESTATED THROUGH MAY 17, 2001


SECTION 1. PURPOSE OF PLAN.
     This Plan shall be known as the "IMAGE SENSING SYSTEMS, INC. 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Image Sensing Systems, Inc., a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that do not qualify as Incentive Stock Options. Award granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

SECTION 2. STOCK SUBJECT TO PLAN.
     Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized common shares, par value $0.01 per share (the "Common Shares"). Such Common shares may be either authorized but unissued shares, or issued shares, which have been reacquired by the Company. Subject to adjustment as provided in Section 16 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 900,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

SECTION 3. ADMINISTRATION OF PLAN.
     (a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 17 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless other wise disapproved by the Board of Directors of the Company, shall be final and conclusive.

     (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

SECTION 4. ELIGIBILITY AND GRANT.
     (a) ELIGIBILITY. Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of
Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, directors who are not employees, consultants or independent contractors to the Company or one of its subsidiaries or affiliates shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

     (b) GRANT OF ADDITIONAL OPTIONS. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

SECTION 5. PRICE.
     The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall be determined by the Committee but shall not be less than 85% of the fair market value of the Common Shares at the date of grant of such option. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

SECTION 6. TERM.
     Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

SECTION 7. EXERCISE OF OPTION OR AWARD.
     (a) EXERCISABILITY. The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

     (b) NO VIOLATION OF STATE OR FEDERAL LAWS. The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

     (c) METHOD OF EXERCISE. An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for other Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee's or grantee's promissory and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, her or she shall possess no rights as a shareholder with respect to such shares.

SECTION 8. RESTORATION OPTIONS.
     The Committee may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Exchange Act or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of the Company's Common Shares owned by the optionee, as described in this Section 8, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of the Company's Common Shares tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of the Company's Common Shares, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 12 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Shares under each such new option, and the other terms and conditions of such option, shall be determined by the Committee, consistent with the provisions of the Plan.

SECTION 9. STOCK APPRECIATION RIGHTS.
     (a) GRANT. At the time of grant of an option or awards under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by; an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

     (b) EXERCISE. An SAR shall be exercised by the delivery to the Company of a written notice, which shall state the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests is to be paid in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

SECTION 10. RESTRICTED STOCK AWARDS.
     Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions (including any buy-back provisions) established by the Committee that are consistent with the terms of the Plan:

     (a) GRANT OF RESTRICTED STOCK AWARDS. Each restricted stock award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

     (b) DELIVERY OF COMMON SHARES AND RESTRICTIONS. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

     (c) TERMINATION OF RESTRICTIONS. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

SECTION 11. PERFORMANCE AWARDS.
     The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance award shall be determined by the Committee.

SECTION 12. INCOME TAX WITHHOLDING AND TAX BONUSES.

     (a) WITHHOLDING OF TAXES. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

     (b) TAX BONUS. The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

SECTION 13. ADDITIONAL RESTRICTIONS.

     The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

SECTION 14. TEN PERCENT SHAREHOLDER RULE.

     Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

SECTION 15. NON-TRANSFERABILITY.

     No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

SECTION 16. DILUTION OR OTHER ADJUSTMENTS.
     If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

SECTION 17. AMENDMENT OR DISCONTINUANCE OF PLAN.
     The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 16 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or
(iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

SECTION 18. TIME OF GRANTING.
     Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

SECTION 19. EFFECTIVE DATE AND TERMINATION OF PLAN.
     (a) The Plan was approved by the Board of Directors on February 27, 1995 and shall be approved by the shareholders of the Company within twelve (12) months thereof.

     (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate February 27, 2005. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

                                                                     APPENDIX B



                             AUDIT COMMITTEE CHARTER

ORGANIZATION
     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall be comprised of at least two Directors, each of whom is independent of management of the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY
     The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs, as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES
     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

   o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors.

   o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

     Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

   o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

   o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                          IMAGE SENSING SYSTEMS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                             THURSDAY, MAY 17, 2001

                              HYATT REGENCY HOTEL
                               1300 NICOLLET MALL
                             MINNEAPOLIS, MINNESOTA



IMAGE SENSING SYSTEMS, INC.
1600 UNIVERSITY AVENUE WEST, #500
ST. PAUL, MINNESOTA 55104                                                  PROXY
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 19, 2001, appoints William L. Russell and James Murdakes as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Image Sensing Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 17, 2001 at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota at 3:30, and any adjournment thereof. Each of the matters set forth on the reverse side has been proposed by the Company.

     Receipt of Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope -- no postage required. Please mail promptly to save further solicitation expenses.










                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                      COMPANY #

                                                      CONTROL #



THERE ARE TWO WAYS TO VOTE YOUR PROXY


YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


VOTE BY INTERNET -- http://www.eproxy.com/isns/ -- QUICK --- EASY --- IMMEDIATE


o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 16, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.


VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Image Sensing Systems, Inc. c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.














          IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                               PLEASE DETACH HERE



1. Election of directors: 01 Panos G. Michalopoulos   04 Richard P. Braun       [ ] Vote FOR       [ ]  Vote WITHHELD
                          02 William L. Russell       05 James Murdakes             all nominees        from all nominees
                          03 Richard C. Magnuson      06 C. (Dino) Xykis            (except as marked)

                                                                                 _______________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         |                                       |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |_______________________________________|


2.   To ratify and approve an amendment to the Articles of Incorporation to (a)         [ ]    For   [ ]    Against   [ ]    Abstain
     increase the number of authorized common shares by 15,000,000 shares, from
     5,000,000 to 20,000,000 shares; and (b) to increase the number of authorized preferred shares by 3,000,000 shares, from 2,000,000 to 5,000,000 shares.
3.   To ratify and approve an amendment to the Company's 1995 Long-Term                 [ ]    For   [ ]    Against   [ ]    Abstain
     Incentive and Stock Option Plan to increase the number of shares authorized for issuance under the Plan by 420,000 shares, from 480,000 to 900,000 shares.
4.   To ratify and approve options granted to certain non-employee Directors.           [ ]    For   [ ]    Against   [ ]    Abstain
5.   To transact such other business as may properly come before the Meeting.




Address Change? Mark Box   [ ]
Indicate changes below:
                                         Date __________________________________

                                        [                                      ]
                                        [                                      ]
                                        Signature(s) in Box

                                        (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees, guardians, etc., should indicate capacity when signing. FOR STOCK HELD IN JOINT TENANCY, EACH JOINT OWNER SHOULD SIGN.)